Exhibit 99.2


                      AMENDMENT TO SHARE EXCHANGE AGREEMENT
                      -------------------------------------

      THIS AMENDMENT TO SHARE EXCHANGE AGREEMENT (the "AMENDMENT") is entered into this 30th day of May, 2003, by and among CARCORP USA CORPORATION, a Delaware corporation ("CARCORP"), ELITE FLIGHT SOLUTIONS, INC., a Nevada corporation ("Elite"), and the individuals listed on SCHEDULE A attached hereto (individually, a "SHAREHOLDER" and collectively, the "SHAREHOLDERS").


                                    RECITALS:
                                    ---------

      A. Carcorp, Elite and the Shareholders previously entered into that certain Share Exchange Agreement, dated February 4, 2003 (the "AGREEMENT").

      B. Carcorp, Elite and the Shareholders desire to amend the Share Exchange Agreement as set forth herein.

      C. Carcorp, Elite and the Shareholders desire to effectuate the share exchange transaction contemplated in the Agreement pursuant to the merger of Elite with and into Carcorp as set forth herein.

      D. In consideration of the merger of Elite with and into Carcorp, the Shareholders desire to receive newly-issued shares of common stock, par value $0.001 per share, of Carcorp (the "CARCORP COMMON STOCK"), on the terms and conditions set forth herein and Carcorp desires to consummate such transaction pursuant to the terms and conditions set forth herein.


                                   AGREEMENT:
                                   ----------

      NOW, THEREFORE, in consideration of the mutual premises herein set forth and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. INCORPORATION OF RECITALS. The above-stated recitals are true and correct and are hereby incorporated by reference.

      2. MERGER. Section 1.1 of the Agreement shall be amended in its entirety to state as follows:

      In accordance with the provisions of this Agreement, the Delaware General Corporation Law (the "DGCL"), the Nevada Revised Statutes (the "NRS"), and other applicable law, on the Closing Date (as defined below), Elite shall be merged (the "MERGER") with and into Carcorp at the Effective Time (as defined in Section 1.3), herein with Carcorp being the surviving corporation in the Merger and shall continue its corporate existence under the laws of the State of Delaware. On the Closing Date, and by virtue of the Merger and without any action on the part of the Shareholders, all of the then-issued and outstanding shares of capital stock of Elite shall be automatically canceled and shall entitle the Shareholders to receive the Merger Consideration (as defined below). In consideration of the Merger, Carcorp shall issue, and deliver, to the Shareholders in the denominations set forth opposite each Shareholder's name on SCHEDULE A attached hereto, newly-issued shares of Carcorp Common Stock. The total number of shares of Carcorp Common Stock to be issued to the Shareholders shall be equal to one hundred five million seven hundred fifty-nine thousand two hundred ninety-seven (105,759,297) shares, which shall equal ninety percent (90%) of the issued and outstanding capital stock of Carcorp. The shares of Carcorp Common Stock to be issued as part of the Merger are referred to herein as the "CARCORP SHARES," also sometimes referred to hereinafter as the "MERGER CONSIDERATION." Carcorp is unable to deliver on the Closing Date the total number of Carcorp Shares, as the total number of authorized Carcorp Common Stock pursuant to its Certificate of Incorporation is one hundred million (100,000,000). Therefore, the Merger Consideration shall be paid to the Shareholders in two (2) traunches. On the date hereof, Carcorp shall issue, pro rata, twenty-three million five hundred two thousand sixth-six (23,502,066) shares of Carcorp Common Stock to the Shareholders and shall issue the remaining balance of eighty-two million two hundred fifty-seven thousand two hundred thirty-one (82,257,231) shares of the Merger Consideration to the Shareholders subsequent to an increase in the authorized Carcorp Common Stock pursuant to an amendment to the Certificate of Incorporation of Carcorp.

      3. PLAN OF MERGER; ARTICLES OF MERGER. Section 1.3 of the Agreement shall be amended in its entirety to state as follows:

      The parties to this Agreement shall cause Carcorp and Elite to enter into a plan of merger on the date hereof, a copy of which is attached hereto as EXHIBIT "B" (the "PLAN OF MERGER"), and, at the Closing, to execute the Articles of Merger in the form attached hereof as EXHIBIT "C" (the "ARTICLES OF MERGER"). The Articles of Merger shall be filed with the Secretary of States of Delaware and Nevada, respectively, as soon as practicable on or after the Closing Date in accordance with the DGCL (the "EFFECTIVE DATE").

      4. APPROVAL OF MERGER. Section 1.4 of the Agreement shall be amended in its entirety to state as follows:

      By their execution of this Agreement, each Shareholder hereby ratifies, approves and adopts the Merger and the Plan of Merger for all purposes under the DGCL and NRS, respectively. On or before the execution of this Agreement, the respective Boards of Directors of Carcorp and Elite shall have approved this Agreement, the Plan of Merger and the transactions contemplated hereby and thereby.

      5. REGISTRATION. Section 2.5 of the Agreement shall be deleted in its entirety.

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

      6. REIMBURSEMENT OF LEGAL AND ACCOUNTING EXPENSES. Section 2.13 of the Agreement shall be added and state as follows:

      Carcorp shall reimburse Michael DeMeo for legal and accounting expenses incurred by Carcorp in connection with the Merger, including, but not limited to securities filings, upon presentation of appropriate receipts therefor; PROVIDED, HOWEVER, such reimbursement of expenses to Mr. DeMeo shall not exceed $50,000.

      7. CAPITALIZATION AND RELATED MATTERS. Section 4.2(a) of the Agreement shall be amended in its entirety to state as follows:

      (a) Carcorp has authorized capital stock consisting of 100,000,000 shares of common stock, par value $0.001 per share, of which 21,751,033 shares were issued and outstanding as of the date hereof. The Carcorp Shares will be, when issued, duly and validly authorized and fully paid and non-assessable, and will be issued to the Shareholder free of all encumbrances, claims and liens whatsoever.

      8. SALE OF OWNERSHIP OF CARCORP USA, INC.. Section 8.5 of the Agreement shall be amended in its entirety to state as follows:

      Carcorp shall have sold its entire ownership interest in Carcorp USA, inc., a Florida corporation, to Michael DeMeo in exchange for ten million (10,000,000) shares of Carcorp Common Stock previously issued to Mr. DeMeo.


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



      IN WITNESS WHEREOF, the parties have executed this Amendment to be duly executed by their duly authorized officers as of the day and year first above written.

                                           CARCORP USA CORPORATION

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           ELITE FLIGHT SOLUTIONS, INC.

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________




                                  SHAREHOLDERS:

PARADISE RUN, LLC                          AMBER RUN, LLC

By:_________________________________       By:__________________________________
Name:_______________________________       Name:________________________________
Title:______________________________       Title:_______________________________



____________________________________       FUNDING ENTERPRISES, INC.
ROBERT MATZIG
                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________
____________________________________
JOHN GANDY


____________________________________       _____________________________________
CHIP SMITH                                 CLINT WATT


____________________________________       _____________________________________
KEVIN WEST                                 JIM DUNNING